EXHIBIT 21


                All subsidiaries of the Registrant included in the Consolidated Financial Statements as of December 31, 1995 are listed below:


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                                                                                            JURISDICTION OF
         SUBSIDIARY                                   DESCRIPTION OF ACTIVITY               INCORPORATION

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
Crestar Bank (1)                                    Banking Services                        Virginia

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Crestar Mortgage Corporation (2)                    Mortgage Banking Services               Virginia

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CMC OREO, Inc.  (3)                                 Real Estate Holding                     Virginia

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Crestar Leasing Corporation (2)                     Equipment Leasing                       Virginia

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Capitoline Investment Services Incorporated (2)     Investment Advisory Services            Virginia

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Southern Service Corporation (2)                    Real Estate Holding (Inactive)          Virginia

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Crestar Securities Corporation (1)                  Securities Brokerage Services           Virginia

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Crestar Insurance Agency, Incorporated (1)          Insurance Agency                        Virginia

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Crestar Bank, N.A. (1)                              Banking Services                        National Banking
                                                                                            Association

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Crestar Bank MD (1)                                 Banking Services                        Maryland

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Annapolis Federal Funding Corporation I (4)         Investment Securities Holding           Maryland

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First Arlington Service Corp. (2)                   Real Estate Mortgage Trustee            Virginia

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CRPC, Inc. (2)                                      Real Estate Holding                     Virginia

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The Plaza Company of Virginia (2)                   Real Estate Holding                     Virginia

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Capital REFG, Inc. (2)                              Real Estate Holding                     Virginia

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Eastern REFG, Inc. (2)                              Real Estate Holding                     Virginia

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Second Eastern REFG, Inc. (2)                       Real Estate Holding                     Virginia

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Mortgage Investment OREO, Inc. (2)                  Real Estate Holding                     Virginia

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GWR REFG, Inc. (2)                                  Real Estate Holding                     Virginia

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Second GWR REFG, Inc. (2)                           Real Estate Holding                     Virginia

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Third GWR REFG, Inc. (2)                            Real Estate Holding                     Virginia

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Fourth GWR REFG, Inc. (2)                           Real Estate Holding                     Virginia

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Fifth GWR REFG, Inc. (2)                            Real Estate Holding                     Virginia

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Capital OREO, Inc. (2)                              Real Estate Holding                     Virginia

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Eastern OREO, Inc. (2)                              Real Estate Holding                     Virginia

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GWR OREO, Inc. (2)                                  Real Estate Holding                     Virginia

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Western OREO, Inc. (2)                              Real Estate Holding                     Virginia

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Corporate OREO, Inc. (2)                            Real Estate Holding                     Virginia

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Villages Of KC Properties, Inc. (2)                 Real Estate Holding                     Virginia

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Hilltop of Virginia, Inc. (2)                       Real Estate Holding                     Virginia

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CFG Vessels, Inc. (2)                               Real Estate Holding                     Virginia

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MDRP, Inc. (2)                                      Real Estate Holding                     Maryland

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MD Oreo, Inc. (4)                                   Real Estate Holding                     Maryland

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DCRP, Inc. (5)                                      Real Estate Holding                     District of Columbia

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DC OREO, Inc. (5)                                   Real Estate Holding                     District of Columbia

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Jefferson Investment Service Corporation (2)        Real Estate Mortgage Trustee            Virginia

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Jefferson Funding Corporation I (2)                 Investment Securities Holding           Virginia

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Jefferson Funding Corporation II (2)                Investment Securities Holding           Virginia

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Crestar Bank FSB (1)                                Savings Bank                            Federal Savings Association

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Loyola Insurance Services, Inc. (7)                 Insurance Agency                        Maryland

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Loyola Investment Services, Inc. (7)                Securities Broker                       Maryland

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Bay State Appraisal Corp. (7)                       Real Estate Appraisal                   Maryland

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Covenant Towers Holding Corp. (7)                   Real Estate Development                 South Carolina

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Loyola Financial Corporation (1)                    Real Estate Holding                     Maryland

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Bay Woods, Inc. (6)                                 Real Estate Development                 Maryland

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Loyola Financial and Development Corporation (7)    Real Estate Holding                     Maryland

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Cromwell Station, Inc. (8)                          Real Estate Development                 Maryland

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Dover Meadows, Inc. (8)                             Real Estate Development                 Maryland

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Hunt Country, Inc. (8)                              Real Estate Development                 Maryland

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Loyola Investors, Inc. (8)                          Real Estate Development                 Maryland

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Mid-Atlantic Builders, Inc. (8)                     Real Estate Development                 Maryland

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Valley Manor, Inc. (8)                              Real Estate Development                 Maryland

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Woodmore Highlands, Inc. (8)                        Real Estate Development                 Maryland

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FSB Development, Inc. (8)                           Real Estate Development                 Maryland

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Mid-Atlantic Financial Group, Inc. (3)              Mortgage Origination                    Maryland

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Loyola Westpalm Corp. (7)                           Real Estate Development                 Maryland

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Loyola Mortgage of South Florida (7)                Mortgage Origination                    Florida

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

Table

(1) Wholly-owned by Crestar Financial Corporation
(2) Wholly-owned by Crestar Bank
(3) Wholly-owned by Crestar Mortgage Corporation
(4) Wholly-owned by Crestar Bank MD
(5) Wholly-owned by Crestar Bank N.A.
(6) Wholly-owned by Loyola Financial Corporation
(7) Wholly-owned by Crestar Bank FSB
(8) Wholly-owned by Loyola Financial and Development Corporation